UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2017
THE AES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

Item 1.01.    Entry into a Material Definitive Agreement.

On June 28, 2017, The AES Corporation (the “Company”) entered into an Amendment No. 2 (the “Amendment No. 2”) to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013, among the Company and various lending institutions (as amended by Amendment No. 1, dated as of May 6, 2016, the “Existing Credit Agreement”) that amends the Existing Credit Agreement (as so amended by the Amendment No. 2, the “Credit Agreement”). Amendment No. 2 provides for, among other things, the establishment of an additional tranche of revolving credit commitments in an aggregate available amount of $300,000,000 that terminates on June 28, 2020. The remainder of the revolving credit commitments provided under the Credit Agreement that were in effect prior to giving effect to Amendment No. 2 shall continue and will terminate on July 26, 2021.
The aggregate commitments for the revolving credit loan facilities are $1,100,000,000 million. The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation of a Registrant
The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 2, dated as of June 28, 2017, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof and Citibank, N.A., as Administrative Agent and Collateral Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
By:	/s/ Zafar A. Hasan
Name: Zafar A. Hasan
Title: Vice President and Chief Corporate Counsel
Date: June 29, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 2, dated as of June 28, 2017, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof and Citibank, N.A., as Administrative Agent and Collateral Agent.

10.1.A	Annex A to the Amendment No. 2, dated as of June 28, 2017, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013.